EXHIBIT 99.3

Item 9.01(a) – Financial Statements of Businesses Acquired:  Interim Financial Statements

Mid-Wisconsin Financial Services, Inc. and Subsidiary
Consolidated Balance Sheets
(In thousands, except per share data)
	March 31, 2013	December 31, 2012
	(Unaudited)	(Audited)
Assets
Cash and due from banks	$10,863	$17,087
Interest-bearing deposits in other financial institutions	15,893	9,644
Federal funds sold and securities purchased under agreements to sell	403	478
Investment securities available-for-sale, at fair value	120,864	118,456
Loans held for sale	1,120	2,042
Loans	291,330	295,622
Less: Allowance for loan losses	(9,245)	(9,578)
Loans, net	282,085	286,044
Accrued interest receivable	1,623	1,411
Premises and equipment, net	7,421	7,519
Other investments, at cost	1,613	1,613
Other real estate owned, net	3,936	4,200
Other assets	5,228	5,369
Total assets	$451,049	$453,863
Liabilities and Stockholders’ Equity
Noninterest-bearing deposits	$72,734	$76,705
Interest-bearing deposits	277,803	277,792
Total deposits	350,537	354,497
Short-term borrowings	15,464	13,439
Long-term borrowings	36,061	36,061
Subordinated debentures	10,310	10,310
Accrued interest payable	795	817
Accrued expenses and other liabilities	2,498	2,926
Total liabilities	415,665	418,050
Stockholders’ equity:
Series A preferred stock - no par value
Authorized - 10,000 shares
Issued and outstanding Series A - 10,000 shares	9,892	9,862
Series B preferred stock - no par value
Authorized - 500 shares
Issued and outstanding Series B - 500 shares	511	514
Common stock - par value $0.10 per share
Authorized - 6,000,000 shares
Issued and outstanding - 1,657,119 shares	166	166
Additional paid-in capital	11,945	11,945
Retained earnings	11,617	11,907
Accumulated other comprehensive income	1,253	1,419
Total stockholders’ equity	35,384	35,813
Total liabilities and stockholders’ equity	$451,049	$453,863
The accompanying notes to the unaudited consolidated financial statements are an integral part of these statements.

Mid-Wisconsin Financial Services, Inc. and Subsidiary
Consolidated Statements of Operations
(In thousands, except per share data)
(Unaudited)
	Three Months Ended March 31, 2013	Three Months Ended March 31, 2012
Interest Income
Loans, including fees	$3,842	$4,453
Securities:
Taxable	461	549
Tax-exempt	67	96
Other	17	15
Total interest income	4,387	5,113
Interest Expense
Deposits	431	895
Short-term borrowings	9	35
Long-term borrowings	364	382
Subordinated debentures	45	51
Total interest expense	849	1,363
Net interest income	3,538	3,750
Provision for loan losses	600	750
Net interest income after provision for loan losses	2,938	3,000
Noninterest Income
Service fees	185	189
Trust service fees	276	271
Investment product commissions	47	38
Mortgage banking	113	176
Other	322	311
Total noninterest income	943	985
Noninterest Expense
Salaries and employee benefits	1,800	1,998
Occupancy	404	434
Data processing	510	154
Foreclosure/other real estate owned expense	29	237
Legal and professional fees	276	189
FDIC expense	243	257
Other	636	695
Total noninterest expense	3,898	3,964
Income (loss) before income taxes	(17)	21
Income tax expense	110	0
Net income (loss)	$(127)	$21
Preferred stock dividends, discount and premium	(163)	(162)
Net loss available to common equity	$(290)	$(141)
Loss per common share:
Basic and diluted	$(0.18)	$(0.09)
Cash dividends declared per common share	$0.00	$0.00
The accompanying notes to the unaudited consolidated financial statements are an integral part of these statements.

Mid-Wisconsin Financial Services, Inc. and Subsidiary
Consolidated Statements of Comprehensive Loss
Three Months Ended March 31, 2013 and 2012
(In thousands)
(Unaudited)

	March 31,
	2013	2012
Net income (loss)	$(127)	$21
Other comprehensive loss, net of tax:
Investment securities available-for-sale:
Net unrealized losses	(275)	(180)
Income tax benefit	109	72
Total other comprehensive loss net of tax	(166)	(108)
Comprehensive loss	$(293)	$(87)

The accompanying notes to the unaudited consolidated financial statements are an integral part of these statements.

Mid-Wisconsin Financial Services, Inc. and Subsidiary Consolidated Statements of Changes in Stockholders’ Equity (In thousands, except per share data) (Unaudited)
	Preferred Stock		Common Stock		Additional		Accumulated Other
	Shares	Amount	Shares	Amount	Paid-In Capital	Retained Earnings	Comprehensive Income	Totals
Balance, December 31, 2011	10,500	$10,271	1,657	$166	$11,945	$15,526	$1,605	$39,513
Comprehensive loss:
Net income						21		21
Other comprehensive loss							(108)	(108)
Accretion of preferred stock dividend		28				(28)		0
Amortization of preferred stock premium		(3)				3		0
Accrued and unpaid dividend- Preferred stock						(136)		(136)
Balance, March 31, 2012	10,500	$10,296	1,657	$166	$11,945	$15,386	$1,497	$39,290

	Preferred Stock		Common Stock		Additional		Accumulated Other
	Shares	Amount	Shares	Amount	Paid-In Capital	Retained Earnings	Comprehensive Income	Totals
Balance, December 31, 2012	10,500	$10,376	1,657	$166	$11,945	$11,907	$1,419	$35,813
Comprehensive loss:
Net loss						(127)		(127)
Other comprehensive loss							(166)	(166)
Accretion of preferred stock dividend		30				(30)		0
Amortization of preferred stock premium		(3)				3		0
Accrued and unpaid dividends- Preferred stock						(136)		(136)
Balance, March 31, 2013	10,500	$10,403	1,657	$166	$11,945	$11,617	$1,253	$35,384
The accompanying notes to the unaudited consolidated financial statements are an integral part of these statements.

Mid-Wisconsin Financial Services, Inc. and Subsidiary
Consolidated Statements of Cash Flows
(In thousands)
(Unaudited)

	Three Months Ended March 31, 2013	Three Months Ended March 31, 2012
Cash flows from operating activities:
Net income (loss)	$(127)	$21
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	243	289
Provision for loan losses	600	750
Provision for valuation allowance of other real estate owned	12	80
Loss on premises and equipment disposals	1	0
(Gain) loss on sale of foreclosed other real estate owned	(95)	73
Valuation allowance - deferred taxes	110	0
Changes in operating assets and liabilities:
Loans held for sale	518	1,551
Other assets	(71)	154
Other liabilities	(586)	(218)
Net cash provided by operating activities	605	2,700
Cash flows from investing activities:
Net increase in interest-bearing deposits in other financial institutions	(6,249)	(22,975)
Net decrease in federal funds sold	75	11,660
Securities available for sale:
Proceeds from maturities	8,087	9,984
Payment for purchases	(10,849)	(7,558)
FHLB stock redemption	0	465
Net decrease in loans	3,274	2,900
Capital expenditures	(68)	(18)
Proceeds from sale of premises and equipment	0	0
Proceeds from sale of other real estate owned	836	552
Net cash used in investing activities	(4,894)	(4,990)
Cash flows from financing activities:
Net decrease in deposits	(3,960)	(4,732)
Net increase in short-term borrowings	2,025	1,956
Principal payments on long-term borrowings	0	(2,000)
Net cash used in financing activities	(1,935)	(4,776)
Net decrease in cash and due from banks	(6,224)	(7,066)
Cash and due from banks at beginning of period	17,087	18,278
Cash and due from banks at end of period	$10,863	$11,212
Supplemental disclosures of cash flow information:
Cash paid during the period for:
Interest	$871	$1,408
Noncash investing and financing activities:
Loans transferred to other real estate owned	$489	$465
Loans charged-off	1,043	652
Dividends declared but not yet paid on preferred stock	136	136
The accompanying notes to the unaudited consolidated financial statements are an integral part of these statements.

Mid-Wisconsin Financial Services, Inc. and Subsidiary
Notes to Unaudited Consolidated Financial Statements

Note 1 – Basis of Presentation

General

In the opinion of management, the accompanying unaudited consolidated financial statements contain all adjustments necessary to present fairly Mid-Wisconsin Financial Services, Inc.’s (“Mid-Wisconsin”) and Mid-Wisconsin Bank’s, its wholly owned banking subsidiary, consolidated balance sheets, results of operations, comprehensive income (loss), changes in stockholders’ equity and cash flows for the periods presented, and all such adjustments are of a normal recurring nature.  The consolidated balance sheets include the accounts of all subsidiaries.  All material intercompany transactions and balances are eliminated.  The results of operations for the interim periods are not necessarily indicative of the results to be expected for the entire year.

Preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying disclosures. These estimates are based on management’s best knowledge of current events and actions the Company may undertake in the future. Estimates are used in accounting for, among other items, fair value of financial instruments, the allowance for loan losses, useful lives for depreciation and amortization, deferred tax assets, uncertain income tax positions and contingencies. Management does not anticipate any material changes to estimates in the near term. Factors that may cause sensitivity to the aforementioned estimates include but are not limited to:  external market factors such as market interest rates and employment rates, changes to operating policies and procedures, and changes in applicable banking regulations. Actual results may ultimately differ from estimates, although management does not generally believe such differences would materially affect the consolidated financial statements in any individual reporting period.

Note 2 – Loss per Common Share

Loss per common share is calculated by dividing net loss available to common equity by the weighted average number of common shares outstanding.  Diluted loss per share is calculated by dividing net loss available to common equity by the weighted average number of shares adjusted for the dilutive effect of common stock awards, if any.  Presented below are the calculations for basic and diluted loss per common share.

	Three Months Ended March 31,

	2013	2012
Net income (loss)	$(127)	$21
Preferred dividends, discount and premium	(163)	(162)
Net loss available to common equity	$(290)	$(141)
Weighted average common shares outstanding	1,657	1,657
Effect of dilutive stock options	0	0
Diluted weighted average common shares outstanding	1,657	1,657
Basic and diluted loss per common share	$(0.18)	$(0.09)

Note 3 – Loans, Allowance for Loan Losses, and Credit Quality

The period-end loan composition as of March 31, 2013 and December 31, 2012 are summarized as follows:

	March 31, 2013	December 31, 2012
Commercial business	$39,838	$36,856
Commercial real estate	114,893	115,924
Real estate construction and land development	18,835	19,819
Agricultural	42,654	43,418
One-to-four family residential real estate	71,994	76,033
Installment	3,116	3,572
Total loans	$291,330	$295,622

The allowance for loan losses (“ALLL”) represents Mid-Wisconsin’s estimate of probable and inherent credit losses in Mid-Wisconsin Bank’s loan portfolio at the balance sheet date. In general, estimating the amount of the ALLL is a function of a number of factors, including but not limited to changes in the loan portfolio, net charge-offs, trends in past due and impaired loans, and the level of potential problem loans, all of which may be susceptible to significant change.  To the extent actual outcomes differ from management estimates, additional provisions for loan losses could be required that could adversely affect our earnings or financial position in future periods. Allocations of the ALLL may be made for specific loans but the entire ALLL is available for any loan that, in management’s judgment, should be charged-off or for which an actual loss is realized.

A year-to-date summary of the changes in the ALLL by portfolio segment for the periods indicated is as follows:

	Beginning Balance at 1/1/2013	Charge-offs	Recoveries	Provision	Ending Balance at 3/31/2013	Ending balance: individually evaluated for impairment	Ending balance: collectively evaluated for impairment
March 31, 2013
Commercial business	$810	$0	$3	$40	$853	$336	$517
Commercial real estate	4,806	(642)	68	646	4,878	2,291	2,587
Real estate construction and land development	1,206	(162)	3	(336)	711	38	673
Agricultural	452	0	1	(90)	363	9	354
One-to-four family residential real estate	2,215	(232)	29	353	2,365	1,081	1,284
Installment	89	(7)	6	(13)	75	19	56
Total	$9,578	$(1,043)	$110	$600	$9,245	$3,774	$5,471

	Beginning Balance at 1/1/2012	Charge-offs	Recoveries	Provision	Ending Balance at 3/31/2012	Ending balance: individually evaluated for impairment	Ending balance: collectively evaluated for impairment
March 31, 2012
Commercial business	$1,004	$(165)	$6	$(11)	$834	$222	$612
Commercial real estate	3,685	(280)	62	517	3,984	2,260	1,724
Real estate construction and land development	1,320	(28)	5	(224)	1,073	460	613
Agricultural	1,139	(10)	67	(127)	1,069	33	1,036
One-to-four family residential real estate	2,530	(155)	9	625	3,009	1,497	1,512
Installment	138	(14)	5	(30)	99	5	94
Total	$9,816	$(652)	$154	$750	$10,068	$4,477	$5,591

The allocation methodology used by Mid-Wisconsin includes specific allocations for impaired loans evaluated individually for impairment based on collateral values and for the remaining loan portfolio collectively evaluated for impairment primarily based on historical loss rates and other qualitative factors.  Loan charge-offs and recoveries are based on actual amounts charged-off or recovered by loan category.  Mid-Wisconsin allocates the ALLL by pools of risk within each loan portfolio.

The following table presents nonaccrual loans by portfolio segment as of the dates indicated as follows:

	March 31, 2013	December 31, 2012
Commercial business	$1,132	$1,125
Commercial real estate	5,364	6,539
Real estate construction and land development	209	146
Agricultural	866	440
One-to-four family residential real estate	4,836	3,602
Installment	0	0
Total nonaccrual loans	$12,407	$11,852

Loans are generally placed on nonaccrual status when contractually past due 90 days or more as to interest or principal payments.  Additionally, whenever Mid-Wisconsin’ management became aware of facts or circumstances that may adversely impact the collectability of principal or interest on loans, it was Mid-Wisconsin’s practice to place such loans on nonaccrual status immediately.  Previously accrued and uncollected interest on such loans was reversed, amortization of related loan fees was suspended, and income was recorded only to the extent that interest payments were subsequently received in cash after a determination was made that the principal balance of the loan was collectible.  If collectability of the principal was in doubt, payments received were applied to loan principal.  Loans were returned to accrual status when all the principal and interest amounts contractually due were brought current and future payments were reasonably assured.

A summary of loans by credit quality indicator based on internally assigned credit grade is as follows:

March 31, 2013	Highest Quality	High Quality	Quality	Moderate Risk	Acceptable	Special Mention	Substandard	Doubtful	Loss	Total
Commercial business	$18	$4,495	$5,893	$7,053	$17,735	$3,195	$317	$1,132	$0	$39,838
Commercial real estate	4	1,169	19,425	30,767	36,281	9,841	12,030	5,376	0	114,893
Real estate construction and land development	234	1,572	2,852	3,639	6,457	1,480	2,353	248	0	18,835
Agricultural	0	429	2,935	6,979	24,142	4,374	2,929	866	0	42,654
One-to-four family residential real estate	308	4,340	17,291	17,670	18,179	6,010	3,190	5,006	0	71,994
Installment	0	135	509	1,577	672	170	53	0	0	3,116
Total	$564	$12,140	$48,905	$67,685	$103,466	$25,070	$20,872	$12,628	$0	$291,330

December 31, 2012	Highest Quality	High Quality	Quality	Moderate Risk	Acceptable	Special Mention	Substandard	Doubtful	Loss	Total
Commercial business	$73	$3,757	$5,521	$7,406	$12,025	$6,503	$445	$1,126	$0	$36,856
Commercial real estate	8	1,193	17,550	31,545	34,169	11,575	12,812	7,072	0	115,924
Real estate construction and land development	156	1,660	3,128	2,988	7,100	1,498	3,143	146	0	19,819
Agricultural	84	509	3,167	6,635	24,548	4,444	3,592	439	0	43,418
One-to-four family residential real estate	344	4,672	17,973	19,054	19,378	6,702	4,163	3,747	0	76,033
Installment	0	273	672	1,722	676	157	72	0	0	3,572
Total	$665	$12,064	$48,011	$69,350	$97,896	$30,879	$24,227	$12,530	$0	$295,622

Loans risk rated acceptable or better are credits performing in accordance with the original terms, have adequate sources of repayment and little identifiable collectability risk.  Special mention credits have potential weaknesses that deserve management’s attention.  If left unremediated, these potential weaknesses may result in deterioration of the repayment of the credit.  Substandard loans typically have weaknesses in the paying capability of the obligor and/or guarantor or in collateral coverage.  These loans have a well-defined weakness that jeopardizes the liquidation of the debt and are characterized by the possibility that Mid-Wisconsin Bank will sustain some loss if the deficiencies are not corrected.  Loans classified as doubtful have all the weaknesses of substandard loans with the added characteristic that the collection of all amounts due according to the original contractual terms is highly unlikely and the amount of the loss is reasonably estimable.  Loans classified as loss are considered uncollectible.

The following table presents loans by past due status as of the dates indicated:

	30 - 59 Days Past Due	60 - 89 Days Past Due	90 Days and Over	Total Past Due	Current	Total Loans	Recorded Investment > 90 Days and Accruing
March 31, 2013			($ in thousands)
Commercial business	$30	$0	$87	$117	$39,721	$39,838	$8
Commercial real estate	1,037	82	3,747	4,866	110,027	114,893	0
Real estate construction and land development	400	0	121	$521	18,314	18,835	0
Agricultural	441	0	512	$953	41,701	42,654	0
One-to-four family residential real estate	849	412	705	1,966	70,028	71,994	0
Installment	7	0	31	$38	3,078	3,116	23
Total	$2,764	$494	$5,203	$8,461	$282,869	$291,330	$31

	30 - 59 Days Past Due	60 - 89 Days Past Due	90 Days and Over	Total Past Due	Current	Total Loans	Recorded Investment > 90 Days and Accruing
December 31, 2012			($ in thousands)
Commercial business	$162	$0	$63	$225	$36,631	$36,856	$0
Commercial real estate	517	164	4,706	5,387	110,537	115,924	0
Real estate construction and land development	7	235	56	298	19,521	19,819	0
Agricultural	386	20	49	455	42,963	43,418	0
One-to-four family residential real estate	1,541	47	1,008	2,596	73,437	76,033	0
Installment	54	0	5	59	3,513	3,572	5
Total	$2,667	$466	$5,887	$9,020	$286,602	$295,622	$5

Detailed analysis of the loans evaluated for impairment as of the dates indicated:

March 31, 2013	Individually Evaluated for Impairment	Collectively Evaluated for Impairment	Total
Commercial business	$1,450	$38,388	$39,838
Commercial real estate	17,406	97,487	114,893
Real estate construction and land development	2,601	16,234	18,835
Agricultural	3,795	38,859	42,654
One-to-four family residential real estate	8,260	63,734	71,994
Installment	67	3,049	3,116
Total	$33,579	$257,751	$291,330

December 31, 2012	Individually Evaluated for Impairment	Collectively Evaluated for Impairment	Total
Commercial business	$1,571	$35,285	$36,856
Commercial real estate	19,884	96,040	115,924
Real estate construction and land development	3,289	16,530	19,819
Agricultural	4,031	39,387	43,418
One-to-four family residential real estate	7,974	68,059	76,033
Installment	72	3,500	3,572
Total	$36,821	$258,801	$295,622

The following table presents impaired loans as of the dates indicated:

	Recorded Investment	Unpaid Principal Balance	Related Allowance	Average Recorded Investment	Interest Income Recognized
March 31, 2013
With no related allowance:
Commercial business	$144	$144	$0	$193	$2
Commercial real estate	3,954	3,954	0	4,429	51
Real estate construction and land development	2,311	2,311	0	2,180	46
Agricultural	3,785	3,785	0	3,878	41
One-to-four family residential real estate	3,680	3,680	0	3,788	46
Installment	0	0	0	3	0
With a related allowance:
Commercial business	$970	$1,306	$336	$1,317	$3
Commercial real estate	11,161	13,452	2,291	14,216	138
Real estate construction and land development	252	290	38	765	2
Agricultural	1	10	9	35	0
One-to-four family residential real estate	3,499	4,580	1,081	4,329	27
Installment	48	67	19	67	1
Total:
Commercial business	$1,114	$1,450	$336	$1,510	$5
Commercial real estate	15,115	17,406	2,291	18,645	189
Real estate construction and land development	2,563	2,601	38	2,945	48
Agricultural	3,786	3,795	9	3,913	41
One-to-four family residential real estate	7,179	8,260	1,081	8,117	73
Installment	48	67	19	70	1
Total	$29,805	$33,579	$3,774	$35,200	$357
December 31, 2012
With no related allowance:
Commercial business	$242	$242	$0	$225	$18
Commercial real estate	4,905	4,905	0	4,448	265
Real estate construction and land development	2,049	2,049	0	1,223	51
Agricultural	3,971	3,971	0	2,381	245
One-to-four family residential real estate	3,896	3,896	0	2,403	170
Installment	5	5	0	6	1
With a related allowance:
Commercial business	$998	$1,329	$331	$1,499	$26
Commercial real estate	12,599	14,979	2,380	13,925	718
Real estate construction and land development	674	1,240	566	1,971	96
Agricultural	48	60	12	163	4
One-to-four family residential real estate	3,282	4,078	796	4,974	161
Installment	48	67	19	72	5
Total:
Commercial business	$1,240	$1,571	$331	$1,724	$44
Commercial real estate	17,504	19,884	2,380	18,373	983
Real estate construction and land development	2,723	3,289	566	3,194	147
Agricultural	4,019	4,031	12	2,544	249
One-to-four family residential real estate	7,178	7,974	796	7,377	331
Installment	53	72	19	78	6
Total	$32,717	$36,821	$4,104	$33,290	$1,760

Effective June 30, 2012, all substandard and doubtful loans are classified as impaired in the ALL calculation and are evaluated individually for impairment based on collateral values.  This change in methodology was a large reason for the increase in impaired loans, as previously only substandard and doubtful loans with collateral shortfalls were classified as impaired.

Note 4 – Other Real Estate Owned (“OREO”)

A summary of OREO for the periods indicated is as follows:

	Three months ended		Year Ended
	March 31, 2013	March 31, 2012	December 31, 2012
Balance at beginning of period	$4,200	$4,404	$4,404
Transfer of loans at net realizable value to OREO	489	465	2,838
Sale proceeds	(836)	(552)	(1,848)
Loans made in sale of OREO	-	-	(368)
Net gain (loss) from sale of OREO	95	(73)	(141)
Provision for write-downs charged to operations	(12)	(80)	(685)
Balance at end of period	$3,936	$4,164	$4,200

An analysis of the valuation allowance on OREO for the periods indicated is as follows:

	Three months ended		Year Ended
	March 31, 2013	March 31, 2012	December 31, 2012
Balance at beginning of period	$602	$410	$410
Provision for write-downs charged to operations	12	80	685
Amounts related to OREO disposed of	(144)	(155)	(493)
Balance at end of period	$470	$335	$602

The properties held as OREO at March 31, 2013 consisted of $3,185 of commercial real estate (the largest being $1,414 related to a hotel/water park project), $212 of real estate construction loans, and $539 of residential real estate.  OREO as of December 31, 2012 consisted of $3,206 of commercial real estate (the largest being $1,414 related to a hotel/water park project), $330 of real estate construction, and $664 of residential real estate.  Management monitors properties held to minimize the Company’s risk of loss. Evaluations of the fair market value of the OREO properties are done quarterly and valuation adjustments, if necessary, are recorded in our consolidated financial statements.

Note 5 – Subsequent Event

Mid-Wisconsin entered into an Agreement and Plan of Merger with Nicolet Bankshares, Inc. (“Nicolet”), on November 28, 2012, as amended January 17, 2013 (“the Merger Agreement”), whereby Mid-Wisconsin would be merged with and into Nicolet, and the Bank would be merged with and into Nicolet National Bank.   The merger was consummated on April 26, 2013, in a predominantly stock-for-stock transaction, with each outstanding share of Mid-Wisconsin common stock converted into the right to receive 0.3727 shares of Nicolet common stock or cash in certain limited instances pursuant to the Merger Agreement. The system integration was completed, and the eleven branches of Mid-Wisconsin opened on April 29, 2013, as Nicolet National Bank branches.

As a condition to and prior to the consummation of the merger, Mid-Wisconsin redeemed its TARP Preferred Stock at par plus all accrued and unpaid dividends to the U.S. Treasury and brought all the accrued and unpaid interest on its junior subordinated debentures current.